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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                                NOVEMBER 13, 2001
                Date of Report (date of Earliest Event Reported)

                                  BIGMAR, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                         001-14416              31-1445779
(State or Other Jurisdiction of      (Commission File No.)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                 9711 SPORTSMAN CLUB ROAD, JOHNSTOWN, OHIO 43031
              (Address of principal executive offices and zip code)

                                  740-966-5800
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)

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ITEM 5. OTHER EVENTS

FUSION CAPITAL COMMON STOCK PURCHASE AGREEMENT

         On November 13, 2001, Cynthia R. May, who on that date was President of Bigmar, Inc., a Delaware corporation (the "Company"), signed in the name of the Company a Common Stock Purchase Agreement (the "Stock Agreement") with Fusion Capital Fund II, LLC, an Illinois limited liability company, ("Fusion Capital").

         THE FOLLOWING DISCUSSION OF THE TERMS AND PROVISIONS OF THE STOCK AGREEMENT IS INTENDED ONLY TO DESCRIBE THE TEXT OF THE STOCK AGREEMENT, AND IS QUALIFIED IN ITS ENTIRETY BY THE DISCLOSURE SET FORTH IN THIS PARAGRAPH. ANY REFERENCE IN THIS CURRENT REPORT TO THE EXECUTION OR EXISTENCE OF THE STOCK AGREEMENT SHOULD NOT BE CONSTRUED AS AN ADMISSION, A REPRESENTATION OR DISCLOSURE THAT THE STOCK AGREEMENT WAS OR WAS NOT DULY AUTHORIZED OR EXECUTED BY THE COMPANY, THAT THE STOCK AGREEMENT IS OR IS NOT AN ENFORCEABLE CONTRACT, THAT ANY COVENANT, REPRESENTATION OR WARRANTY SET FORTH IN THE STOCK AGREEMENT HAS OR DOES NOT HAVE ANY EFFECT OR THAT THE COMMITMENT SHARES ISSUED TO FUSION CAPITAL IN CONNECTION WITH THE EXECUTION OF THE STOCK AGREEMENT ARE OR ARE NOT DULY ISSUED, FULLY PAID AND NON-ASSESSABLE OR WHETHER THEY MAY OR MAY NOT BE VOTED BY FUSION CAPITAL. THE VALIDITY AND ENFORCEABILITY OF THE ISSUANCE OF SHARES OF THE COMPANY'S COMMON STOCK PURSUANT TO THE STOCK AGREEMENT AS THEY RELATE TO THE VOTING OF SUCH SHARES IS THE SUBJECT OF LITIGATION PENDING IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE (THE "DELAWARE CHANCERY COURT") AND ACCORDINGLY CAN NOT BE ASSESSED AT THIS TIME. (SEE "CERTAIN LITIGATION MATTERS"). THE FOLLOWING DESCRIPTION IS PROVIDED TO DESCRIBE THE PROVISIONS SET FORTH IN THE STOCK AGREEMENT FOR THE BENEFIT OF THE INVESTING PUBLIC.

GENERAL TERMS

         The text of the Stock Agreement provides that Fusion Capital agrees to purchase up to $10,000,000 of the Company's common stock, par value $.001 per share (the "Common Stock"). The Stock Agreement purportedly entitles Fusion Capital to purchase shares of the Common Stock on any trading day during each monthly period, i.e. for twenty trading days, in the initial amount of $12,500 per trading day (the "Original Daily Base Amount"), which amount is subject to change, at a purchase price defined as the lower of (i) the lowest sale price on the purchase date, and (ii) the average of the three lowest closing sale prices during ten consecutive trading days (the "Purchase Price").

CHANGES IN DAILY PURCHASE AMOUNTS

         Subject to certain limitations, the Daily Base Amount (which is the Original Daily Base Amount as thereafter may be increased or decreased), originally set at $12,500, may be decreased or increased at any time by the Company as follows:

         (1) To decrease the Daily Base Amount, the Company must deliver a written notice to Fusion Capital, which notice must specify the amount of the new Daily Base Amount. The decrease in the Daily Base Amount is effective one trading day after the receipt of the written notice by Fusion Capital. The decrease in the Daily Base Amount remains in effect until the Company delivers a written notice increasing the Daily Base Amount;

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         (2)      To increase the Daily Base Amount up to the original $12,500, the Company must deliver a written notice stating the new Daily Base Amount. If the closing sale price of the shares of the Common Stock on each of the five consecutive trading days immediately prior to the foregoing written notice to Fusion Capital is at least five dollars ($5.00) per share, the Company may deliver such written notice increasing the Daily Base Amount to any amount above $12,500. Such notice is effective one trading day after the receipt by Fusion Capital and the increase in the Daily Base Amount remains effective until the Company delivers a written notice decreasing such amount. In the event that the Daily Base Amount exceeds $12,500 and the sale price of the Common Stock during any trading day is less than five dollars ($5.00) per share, the amount of the Daily Base Amount on such trading day and for each following trading day on which the sale price of the Common Stock during any trading day is less than five dollars ($5.00) per share must be $12,500 or the amount specified by the Company in its notice to decrease the Daily Base Amount. Thereafter, the Company's right to increase the Daily Base Amount in excess of $12,500 is limited to times when the closing sale price of the Common Stock is at least five dollars ($5.00) per share on each of five consecutive trading days.

FLOOR PRICE AND PURCHASE SUSPENSIONS

         The Stock Agreement does not require Fusion Capital nor give Fusion Capital the right to purchase any shares of the Common Stock if the Purchase Price is less than the Floor Price (originally set at seventy-five cents ($0.75) per share), but which Floor Price can be reduced at the option of the Company by written notice. In no event may the Purchase Price fall below fifty cents ($0.50) per share without Fusion Capital's written consent. Consequently, the Stock Agreement provides that Fusion Capital need not purchase the Common Stock, without its written consent, if either (1) the lowest sale price of the Common Stock on the purchase date is less than fifty cents ($0.50) or (2) the average of the three lowest closing sale prices for the Common Stock during the ten consecutive trading days ending on the trading date immediately preceding the purchase date is less than fifty cents ($0.50).

         The Stock Agreement entitles the Company to suspend purchases of the shares of Common Stock at any time upon a written notice to Fusion Capital. Such suspension notice is effective as applied to purchases one trading day after the receipt of the purchase suspension notice by Fusion Capital. Such purchase suspension shall continue in effect until a written revocation by the Company. The Company is obligated to honor purchases by Fusion Capital on or one day prior to the receipt of the suspension notice.

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CONDITIONS TO FUSION CAPITAL'S OBLIGATION TO PURCHASE COMMON STOCK

         The Stock Agreement entitles Fusion Capital to purchase shares of the Common Stock commencing within five trading days following the date of satisfaction by the Company of various conditions provided in the Stock Agreement. The conditions include but are not limited to: (1) execution and delivery to Fusion Capital of each of the transaction documents, including a certain Registration Rights Agreement, which is referenced, but is not attached, as Exhibit A to the Stock Agreement, but a form of which was prepared and circulated to the directors on or before the Stock Agreement's execution; (2) the issuance by the Company of 578,035 shares of the Common Stock constituting a commitment fee under the Stock Agreement (the "Commitment Shares"); (3) the Company's reserving at least 5,000,000 shares of the Common Stock for issuance under the terms of the Stock Agreement; (4) a registration statement covering the sale of the Commitment Shares and of at least 5,000,000 shares of the Common Stock which registration statement must be declared effective under the Securities Act of 1933, as amended ("Securities Act"); and (5) no Events of Default (as described below) have occurred.

COVENANTS

         In the Stock Agreement, the Company covenants that prior to any purchase by Fusion Capital of the shares of the Common Stock, the Company will, among other things, (1) file a new registration statement covering the sale of at least 5,578,035 shares of the Common Stock within thirty trading days of the effective date of the Stock Agreement, (2) not enter into any other future variable (as opposed to fixed) priced financing arrangements involving equity financing of the Company or debt convertible into equity without the prior written consent of Fusion Capital, (3) secure and maintain the listing of all shares of the Common Stock purchased by Fusion Capital under the Stock Agreement on each national securities exchange and automated quotation system, on which such shares may be listed when purchased by Fusion Capital, and (4) issue the Commitment Shares.

REPRESENTATIONS AND WARRANTIES

         The Stock Agreement provides various representations and warranties of the Company, which include but are not limited to: (1) the Company's authorized and outstanding capitalization, (2) issuance of the Commitment Shares, and (3) affiliated transactions of the Company. However, the Stock Agreement does not contain schedules that set forth exceptions to the foregoing representations and warranties. Whether or not such schedules were prepared, or whether and the extent to which they were required to be prepared is the subject of pending litigation in the Delaware Chancery Court. (See "Certain Litigation Matters").

         The Stock Agreement also provides for Fusion Capital's representations and warranties, which state, INTER ALIA, that: (1) Fusion Capital entered into the Stock Agreement and acquired the Commitment Shares for investment purposes only, (2) Fusion Capital is an "accredited investor" as the term is defined in Rule 501(a)(3) of Regulation D under the Securities Act, and (3) at no time prior to the date of the Stock Agreement has Fusion Capital or its affiliates engaged in or effected any "short sale" (as the term is defined in Rule 3b-3 of the Securities Exchange Act of 1934, as amended) or "hedging transaction" which establishes a net short position with respect to the Common Stock.

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LIMITATIONS ON "SHORT SALES" AND "HEDGING TRANSACTIONS"

         The Stock Agreement states that Fusion Capital will not engage in any "short sales" and "hedging transactions," but expressly provides for several exceptions to this prohibition. The Stock Agreement expressly permits Fusion Capital to engage in the foregoing transactions if (1) Fusion Capital submits after a sale of shares of the Common Stock a purchase notice entitling Fusion Capital to receive a number of shares of the Common Stock no less than the number so sold, or (2) if any one of the various Events of Default (as the term is described below) has occurred.

LIMITATIONS ON BENEFICIAL OWNERSHIP

         Subject to certain limitations, Fusion Capital's beneficial ownership of the Common Stock may not exceed 4.9% of the outstanding shares of the Common Stock following each purchase. The Company may, however, by a written notice, increase this threshold to 9.9%. The Stock Agreement further provides that the 9.9% limitation shall not limit the buyer's obligation to purchase the Daily Base Amount.

EVENTS OF DEFAULT

         The Stock Agreement provides that an "Event of Default" is deemed to have occurred at any time as certain events occur, which events include but are not limited to: (1) while any registration statement is required to be maintained effective under the terms of the Registration Rights Agreement, as referenced above, the effectiveness of such registration statement lapses for any reason (including the issuance of a stop order) or is unavailable to Fusion Capital for sale of the shares of the Common Stock under the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten consecutive trading days or for more than an aggregate of thirty trading days in any 365-day period, (2) failure for any reason by the transfer agent to issue the shares of the Common Stock to Fusion Capital within five trading days after the purchase date, and (3) the Company's breach of any representation, warranty, covenant or other term or condition under any of the documents contemplated in the Stock Agreement, if such breach continues for more than ten trading days. When an event of default occurs and for the entire duration of such event or for as long as the Purchase Price is below the Purchase Price Floor, Fusion Capital is not obligated to purchase any shares of the Common Stock under the Stock Agreement.

TERMINATION

         Under the Stock Agreement, the termination provisions state, among other things, that: (1) occurrence of any of the various Events of Default would entitle Fusion Capital to terminate the Stock Agreement without any liability or payment to the Company; (2) the Company has an unqualified option to terminate the Stock Agreement for any or no reason without liability to Fusion Capital at any time prior to the commencement of the purchase and sale of the Common Stock contemplated by the Stock Agreement; and (3) the Company has an option to terminate the Stock Agreement at any time for any reason or no reason without liability to Fusion Capital after the commencement of the purchase and sale of the Common Stock contemplated by the Stock Agreement by delivering notice to Fusion Capital.

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         THE FOREGOING IS A SUMMARY DESCRIPTION OF THE TERMS OF THE STOCK
AGREEMENT AND BY ITS NATURE IS INCOMPLETE. IT IS QUALIFIED IN THE ENTIRETY BY THE TEXT OF THE STOCK AGREEMENT, A COPY OF WHICH ATTACHED HERETO AS EXHIBIT
99.1. ALL READERS OF THIS CURRENT REPORT ARE ENCOURAGED TO READ THE ENTIRE TEXT OF THE STOCK AGREEMENT THAT IS ATTACHED HERETO.

BANCA DEL GOTTARDO STOCK PURCHASE

         According to Massimo Pedrani, Philippe J.H. Rohrer, John G. Tramontana, Bernard Kramer and Declan Service (the "Tramontana Directors"), at a special meeting of the Board of Directors held on November 16 and 18, 2001, the Tramontana Directors approved the sale of up to 4,000,000 shares of Common Stock to Banca del Gottardo, a bank organized under the laws of Switzerland ("BDG"), for fifty cents ($0.50) per share for an aggregate consideration of up to $2,000,000. (SEE "SPECIAL MEETING OF THE BOARD OF DIRECTORS OF NOVEMBER 16 AND 18, 2001" DESCRIBED BELOW).

         The following discussion of the terms for sale of Common Stock to BDG and the provisions of the BDG Subscription Agreement (as defined below) is intended only to describe actions taken at a special meeting of the Board of Directors on November 16 and 18, 2001, as expressed in the minutes of such meeting and the text of the BDG Subscription Agreement. This discussion is qualified in its entirety by the disclosure set forth in this paragraph. Any reference in this Current Report to the existence of a sale of stock to BDG or the execution or existence of the BDG Subscription Agreement should not be construed as an admission, a representation or disclosure that such sale or the BDG Subscription Agreement was or was not duly authorized or that such agreement was or was not executed by the Company, that approval of the sale to BDG was or was not valid or that the BDG Subscription Agreement is or is not an enforceable contract, that any covenant, representation or warranty set forth in the BDG Subscription Agreement has or does not have any effect, or that BDG is or is not entitled to issuance and voting of Common Stock under the BDG Subscription Agreement. The validity or approval of the sale of Common Stock to BDG and the enforceability of the BDG Subscription Agreement is the subject of litigation pending in the Delaware Chancery Court and accordingly cannot be assessed at this time (see "Certain Litigation Matters").

         A form of Bigmar, Inc. Subscription Agreement ("the BDG Subscription Agreement") provides for the sale by the Company of 2,000,000 shares of Bigmar Common Stock, par value $.001 per share, to BDG for fifty cents ($0.50) per share for an aggregate consideration of $1,000,000. Among other representations and warranties in the BDG Subscription Agreement, BDG affirms its status as an "accredited investor," affirms its intent to acquire the shares only for investment purposes, acknowledges that the shares will be sold to BDG in reliance upon the exemption from registration provisions of Regulation S and Regulation D under the Securities Act, acknowledges the unregistered status and the limitations on transferability of the shares, and acknowledges the risks inherent in investments in the Company. The BDG Subscription Agreement provides that the subscription may be accepted or rejected in whole or in part by the Company, in its sole discretion.

         THE FOREGOING IS A SUMMARY DESCRIPTION OF THE TERMS OF THE BDG SUBSCRIPTION AGREEMENT AND BY ITS NATURE IS INCOMPLETE. IT IS QUALIFIED IN THE ENTIRETY BY THE TEXT OF THE BDG SUBSCRIPTION AGREEMENT, A COPY OF WHICH IS ATTACHED HERETO AS EXHIBIT 99.5. ALL READERS OF THIS CURRENT REPORT ARE ENCOURAGED TO READ THE ENTIRE TEXT OF THE BDG SUBSCRIPTION AGREEMENT THAT IS ATTACHED HERETO.

SPECIAL MEETING OF THE BOARD OF DIRECTORS OF NOVEMBER 16 AND 18, 2001

         According to the Tramontana Directors, on November 16 and 18, 2001 the Board of Directors (the "Board") of the Company held a special meeting (the "Special Meeting"), attended by the Tramontana Directors, and took the actions described in the next succeeding paragraphs.

         THE VALIDITY OF THE ACTIONS AT THIS SPECIAL MEETING HAS BEEN CHALLENGED BY CYNTHIA R. MAY, WHO ON THE DATE OF SUCH SPECIAL MEETING WAS THE COMPANY'S PRESIDENT, SECRETARY AND A DIRECTOR, IN CERTAIN LITIGATION DESCRIBED BELOW. (SEE "CERTAIN LITIGATION MATTERS").

         According to the minutes of the Special Meeting, the Tramontana Directors resolved at this meeting to enlarge the size of the Board and to elect Messrs. Christopher H. Efird and Frank DeLape to a newly expanded Board. The Tramontana Directors have asserted they did so to comply with the terms of the October 26, 1999 Note Purchase, Paying and Conversion Agency Agreement by and between the Company and BDG. Under the terms of this agreement, BDG, at its option, was entitled to appoint two BDG nominees reasonably acceptable to the Company. According to the Tramontana Directors, BDG exercised its right to appoint two directors in advance of the Special Meeting.

         At the Special Meeting, the Tramontana Directors also approved the proposed sale and issuance of up to 4,000,000 shares of the Common Stock to BDG for an aggregate maximum consideration of $2,000,000. According to the Tramontana Directors, on November 19, 2001, BDG agreed to purchase 2,000,000 shares of the Common Stock (the "Stock Sale") for an aggregate consideration of $1,000,000. The Stock Sale was effected pursuant to an exemption from registration requirements under Regulation S and Regulation D under the Securities Act. The Company received BDG's subscription funds on November 19, 2001, and had been utilizing such funds for working capital and corporate purposes. However, in accordance with the terms and provisions of the Status Quo Order entered by the Court of Chancery of the State of Delaware in certain litigation described below (See "Certain Litigation Matters"), the Company may not spend any more of the funds received by the Company pursuant to the BDG Subscription Agreement pending further order from the Court or as otherwise provided for in the Status Quo Order (See "Status Quo Order"). The validity of the sale and issuance of the Common Stock to BDG has been challenged by Ms. May in the litigation described below. (See "Certain Litigation Matters.")

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         According to the minutes of the Special Meeting, on November 18, 2001, the Tramontana Directors reconvened the Special Meeting to confirm all of the resolutions adopted on November 16, 2001, and took the following actions: (1) termination of the Company's former counsel and retention of new counsel; (2) removal of Ms. Cynthia R. May as the President and Secretary of the Company and appointment of Messrs. John G. Tramontana and Philippe J.H. Rohrer to hold these offices, respectively; (3) removal of Ms. Cynthia R. May as a member of the Executive Committee of the Company, leaving the position vacant; (4) cancellation of the annual meeting of the Company's stockholders originally scheduled for December 14, 2001 in light of the necessity of updating the Company's proxy materials; and (5) amendment and restatement of the Company's by-laws to: (i) require action by the Board or by a supermajority (66 and 2/3%) of all shares entitled to vote in order to amend the by-laws; and (ii) require action by a supermajority (66 and 2/3%) of all shares entitled to vote in order to remove a director, with or without cause.

STOCKHOLDER CONSENT ACTIONS

         On November 26, 2001, Jericho II, L.L.C., a Michigan limited liability company ("Jericho II"), acting in concert with two other record holders of the Common Stock, GRQ, L.L.C., a Michigan limited liability company ("GRQ"), and Janet Baldauf (collectively, "Stockholders"), representing that they constituted the record holders of a majority of the outstanding shares of the Common Stock, executed a written consent (the "November 26 Consent") to remove Messrs. Massimo Pedrani, Philippe J.H. Rohrer, John G. Tramontana, Bernard Kramer and Declan J. Service as directors of the Company. Jericho II, GRQ and Janet Baldauf each voted 4,923,539, 166,666 and 333,333 shares of the Common Stock. Ms. Cynthia R. May, executed the November 26 Consent on behalf of each of Jericho II and GRQ, voting all 4,923,539 shares of the Common Stock held of record by Jericho II and 166,666 shares held of record by GRQ. Janet Baldauf is Cynthia R. May's mother.

         On November 28, 2001, the Stockholders, acting in concert with certain other record holders of the Common Stock, representing that they constituted the record holders of a majority of the outstanding shares of the Common Stock, executed two additional written consents to (1) remove Messrs. Massimo Pedrani, Philippe J.H. Rohrer, John G. Tramontana, Bernard Kramer and Declan J. Service as directors of the Company (the "First November 28 Consent"), and (2) remove Frank DeLape and Chris Efird as directors of the Company (the "Second November 28 Consent"). The November 26 Consent, the First November 28 Consent, and the Second November 28 Consent are hereinafter collectively referred to as the "Stockholder Consents".

         The First November 28 Consent was executed by the following persons and entities, in addition to the Stockholders:

--------------------------------------------------------------------------------
         NAME OF PERSON/ENTITY               NUMBER OF COMMON STOCK SHARES VOTED
--------------------------------------------------------------------------------

         John S. Hodgson                                38,000
         Tietje Bros.                                   59,000
         Fusion Capital Fund II, LLC                   578,035
         Timothy K. Carroll                            111,250

--------------------------------------------------------------------------------

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         The Second November 28 Consent was executed by the following persons and entities, in addition to the Stockholders:

--------------------------------------------------------------------------------
         NAME OF PERSON/ENTITY               NUMBER OF COMMON STOCK SHARES VOTED
--------------------------------------------------------------------------------

         Steven W. Schroeder                               100
         James B. Schroeder (1)                          4,900
         James B. Schroeder/Karen S. Schroeder          16,000
         Walter J. Schroeder                            53,300
         Tietje Bros.                                   59,000
         Timothy K. Carroll                            111,250
         Fusion Capital Fund II, LLC                   578,035
--------------------------------------------------------------------------------
         (1) As guardian for Thomas J. Schroeder, Jason W. Schroeder, David J. Schroeder, Jacob M. Schroeder and Matthew S. Schroeder.

         THE LEGAL SUFFICIENCY OF THE STOCKHOLDER CONSENTS AND THE VALIDITY OF THE ACTIONS TAKEN PURSUANT THERETO ARE BEING CHALLENGED BY MESSRS. JOHN TRAMONTANA, PHILIPPE J. H. ROHRER, DECLAN J. SERVICE, MASSIMO PEDRANI, BERNARD KRAMER AND BDG. (SEE "CERTAIN LITIGATION MATTERS").

SPECIAL MEETING OF THE BOARD OF DIRECTORS OF NOVEMBER 28 AND 30, 2001

         According to Cynthia R. May, John S. Hodgson, Timothy Carroll and Kevin Ryan (the "May Directors"), on November 28 and November 30, 2001, a special meeting of the Board of Directors was held at which the aforementioned directors attended in person or by telephone. According to the minutes of this meeting, at the November 28, 2001 meeting, (the "Second Special Meeting"), Ms. May reported that Messrs. John Tramontana, Philippe J. H. Rohrer, Declan J. Service, Massimo Pedrani and Bernard Kramer had been removed by the Stockholder Consents. Ms. May further reported that as President of the Company she had retained counsel to file an action in the Delaware Chancery Court to declare invalid the actions taken at the Special Meeting and to confirm the removal of the directors by the Stockholder Consents. (See "Stockholder Consent Actions" and "Certain Litigation Matters"). The Second Special Meeting then was adjourned for lack of a quorum and was reconvened on November 30, 2001.

         According to the May Directors, on November 30, 2001 the Second Special Meeting was reconvened and the May Directors took the following actions: (1) appointed Frederick H. May, Jr. a director of the Company, after which action Ms. May declared a quorum was present; (2) elected Ms. May Chairman of the Board; (3) directed Ms. May, as President of the Company, to instruct American Pharmaceutical Partners to send all future payments on its accounts payable to the Company or its subsidiaries to the Company's bank account at Citizens Bank in Saginaw, Michigan; (4) suspended Mr. Tramontana as Chief Executive Officer and all other officer positions he holds with the Company and its subsidiaries and elected Ms. May as acting Chief Executive Officer; (5) removed Mr. Declan

Service as Vice President and an employee of the Company; (6) required all checks and fund transfers in excess of $10,000 to require the signature or approval of Ms. May, while continuing Mr. Rohrer's authority to sign checks and transfer funds in amounts of up to $10,000; (7) ratified and approved the filing of an action and the retention of counsel in the Delaware Chancery Court by Ms. May on November 29, 2001 to declare invalid the actions taken at the Special Meeting and to uphold the validity of the removal of the Tramontana Directors by the Stockholder Consents (See "Certain Litigation Matters"); and (8) directed the new counsel retained by action at the Special Meeting to cease all activity and return any unused retainer funds. Frederick H. May, Jr. is the spouse of Cynthia May.

         THE VALIDITY OF THE SPECIAL MEETING AND THE SECOND SPECIAL MEETING, AS WELL AS THE LEGAL EFFECT OF ALL ACTIONS PURPORTEDLY TAKEN AT EACH MEETING, ARE EXPECTED TO BE ADJUDICATED IN THE PENDING LEGAL PROCEEDING DESCRIBED BELOW. (SEE "CERTAIN LITIGATION MATTERS")

CERTAIN LITIGATION MATTERS

         THE VALIDITY OF THE SPECIAL MEETING, THE SECOND SPECIAL MEETING, AND THE STOCKHOLDER CONSENTS, AS WELL AS THE LEGAL EFFECT OF THE ACTIONS TAKEN AT THE SPECIAL MEETING, THE SECOND SPECIAL MEETING AND IN THE STOCKHOLDER CONSENTS, ARE THE PRINCIPAL SUBJECT MATTERS OF CERTAIN LITIGATION DESCRIBED BELOW.

         On November 29, 2001, Cynthia R. May filed a Complaint in her name and that of the Company as Plaintiffs (collectively hereinafter, the "May Parties") in the Delaware Chancery Court captioned CYNTHIA R. MAY AND BIGMAR, INC., A DELAWARE CORPORATION, PLAINTIFFS, V. JOHN G. TRAMONTANA, MASSIMO PEDRANI, PHILIPPE J.H. ROHRER, BERNARD KRAMER, DECLAN SERVICE, FRANK DELAPE AND CHRIS EFIRD, DEFENDANTS, Civil Action No. 19289 (the "May Parties' Complaint"), against John G. Tramontana, Massimo Pedrani, Philippe J.H. Rohrer, Bernard Kramer and Declan Service (collectively hereinafter, the "Tramontana Parties"), Christopher H. Efird and Frank DeLape. The May Parties' Complaint seeks an order declaring that: (1) no valid board meeting was held on November 16-18, 2001, on the bases that (i) adequate notice of the meeting was not given, (ii) no quorum to conduct business was present, (iii) the Tramontana Directors who attended the meeting improperly caused Ms. May and Messrs. Ryan, Carroll and Hodgson to be absent from the meeting, (2) none of the actions taken at the Special Meeting were validly taken and that such actions are a nullity, (3) the Tramontana Directors were removed pursuant to the Stockholder Consents, (4) Messrs. DeLape and Efird were not validly appointed to the Board or, alternatively, if appointed, were removed as directors pursuant to the Stockholder Consents, (5) the duly constituted board of the Company is comprised of Ms. Cynthia R. May and Messrs. Ryan, Hodgson and Carroll, (6) Ms. Cynthia R. May is the President and Secretary, and (7) attorneys' fees and costs be awarded to the May Parties.

         On November 30, 2001, the Tramontana Parties filed a complaint in the Delaware Chancery Court against the May Parties captioned JOHN TRAMONTANA, PHILIPPE J.H. ROHRER, BERNARD KRAMER, MASSIMO PEDRANI AND DECLAN SERVICE, PLAINTIFFS, V. CYNTHIA R. MAY AND BIGMAR, INC., DEFENDANTS, Civil Action No. 19293, superseded by an Amended Complaint filed December 7, 2001, under the same caption (the "Tramontana Parties' Complaint"). The Tramontana Parties' Complaint seeks a declaratory judgment and an order (1) confirming that the Tramontana Directors and Messrs. Efird and DeLape remain duly elected directors of the Company, (2) voiding and/or invalidating the Stockholder Consents on the basis that (i) the Stockholder Consents did not represent a sufficient number of the shares of Common Stock to effectively remove the Tramontana Directors and Messrs. Efird and DeLape, (ii) Ms. Cynthia R. May lacked authority to vote the Jericho Shares in a manner inconsistent with Mr. John G. Tramontana's interests,
(iii) Ms. Cynthia R. May voting such shares was void and the issuance of the Commitment Shares to Fusion Capital was invalid and therefore Fusion Capital was not authorized to vote such shares in connection with the Stockholder Consents; and (3) confirming that Ms. Cynthia R. May was validly terminated as President and Secretary of the Company.

         On December 4, 2001, BDG filed a complaint in the Delaware Chancery Court captioned BANCA DEL GOTTARDO, PLAINTIFF, V. CYNTHIA R. MAY AND BIGMAR, INC., A DELAWARE CORPORATION, DEFENDANTS, Civil Action No. 19294 (the "BDG Complaint"), against the May Parties. The BDG Complaint seeks declaratory and injunctive relief (1) declaring the Stockholder Consents invalid, (2) declaring ineffective the removal of Messrs. John G. Tramontana, Massimo Pedrani, Philippe J.H. Rohrer, Bernard Kramer, Declan Service, Frank DeLape and Chris Efird as directors of the Company by the Stockholder Consents, (3) declaring that the share issuance in connection with the Stock Sale must be counted in any election of directors or submission of consent, or, alternatively, requiring that those shares be issued and invalidating any consents submitted after November 19, 2001, (4) enjoining the May Parties from taking any actions which are inconsistent with or fail to recognize Messrs. John G. Tramontana, Massimo Pedrani, Philippe J.H. Rohrer, Bernard Kramer, Declan Service, Frank DeLape and Christopher H. Efird as directors and officers of the Company, (5) declaring that the May Parties' actions constitute improper interference with BDG's contract rights, and (6) granting BDG the costs associated with the BDG Complaint, including reasonable attorneys' fees.

         On December 11, 2001 the Delaware Chancery Court entered Orders consolidating the above-referenced cases, scheduling expedited proceedings, and setting a trial date for January 22-23, 2002. The Company's management is unable to assess the likely outcome in the foregoing proceedings or whether any outcome will have a material effect on the Company's operations.

STATUS QUO ORDER

         On December 20, 2001, pursuant to the agreement of the Tramontana Parties, the May Parties and BDG, the Delaware Chancery Court entered a Status Quo Order ("Status Quo Order"), ordering that: (1) Cynthia R. May, Kevin Ryan, John Hodgson, Timothy Carroll, John G. Tramontana, Massimo Pedrani, Phillippe J.H. Rohrer and Bernard Kramer (the "Status Quo Directors") will constitute the Board of Directors of the Company (the "Status Quo Board") until further order of the Delaware Chancery Court and such Status Quo Board will exercise control of the day-to-day operations of the Company and its subsidiaries until the final judgment is entered, (2) Cynthia R. May will continue as President and Secretary of the Company, (3) John G. Tramontana will continue as the Chief Executive Officer of the Company. The Delaware Chancery Court further ordered Mr. Rohrer, Chief Financial Officer of the Company, to provide each of the Status Quo Directors and Hans Gugolz and Marco Camozzi (the "BDG Representatives") with a report on the Company's accounts payable and receivable, receipts and payments in the preceding week and bank account balances.

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

         No officer of the Company may take any action with respect to third parties without the approval of the Status Quo Board. The Status Quo Directors and the BDG Representatives must be provided with Company records that are pertinent to the matters to be considered by the Status Quo Board. The BDG Representatives are entitled to discuss the Company's affairs with any of the Status Quo Directors, to be fully informed of all Status Quo Board discussions and decisions and to have copies of all documents to be reviewed by the Status Quo Board. All Status Quo Board meetings will be transcribed.

         The Status Quo Board may not, except pursuant to further order of the Delaware Chancery Court or with at least 5 business days notice to each of the Status Quo Directors, Declan Service, Fred May and the BDG Representatives after the Status Quo Board's approval, take any action out of the "ordinary course of business" of the Company or its subsidiaries. The Status Quo Order defines the term "ordinary course of business" to include, but not be limited to: (1) entering into, approving or agreeing to any corporate action, transaction, loan, contract or agreement: (i) the amount or value of which exceeds $5,000; (ii) the consummation of which would require the approval of or a vote by the Company's directors or shareholders, (iii) would involve an actual or potential change of control of the Company, or (iv) would amend any agreement or transaction within
(i) or (ii) above; (2) in any way transferring, encumbering, pledging, loaning, or otherwise disposing of, directly or indirectly, any assets of the Company or any interest therein with a value in excess of $5,000; (3) declaring, paying, withdrawing or distributing any cash or other assets from the Company, except for accounts payable made in the ordinary course of business; (4) spending any funds received for the stock sale, including without limitation funds from BDG or Fusion Capital or any of their affiliates or associates; and (5) amending, modifying or repealing the Company's Bylaws or Certificate of Incorporation.

         The Status Quo Order further ordered that the May Parties and Tramontana Parties agree upon a Current Report on Form 8-K describing in a neutral manner the foregoing litigation matters and the disputed actions that are the subject of the litigation. The 8-K filing is to be mailed to the stockholders of Record of the Company as of November 27-28, 2001.

         THIS CURRENT REPORT ON FORM 8-K HAS BEEN PREPARED, AGREED UPON AND MAILED TO STOCKHOLDERS OF RECORD OF THE COMPANY AS OF NOVEMBER 27-28, 2001 IN ACCORDANCE WITH THE TERMS OF THE FOREGOING PROVISION OF THE STATUS QUO ORDER.

         THE FOREGOING IS A SUMMARY DESCRIPTION OF THE TRAMONTANA PARTIES' COMPLAINT, THE MAY PARTIES' COMPLAINT, THE BDG COMPLAINT, AND THE STATUS QUO ORDER AND BY ITS NATURE IS INCOMPLETE. THE DESCRIPTION OF THE FOREGOING COMPLAINTS AND THE STATUS QUO ORDER IS QUALIFIED IN ITS ENTIRETY BY THE TEXTS OF THE RESPECTIVE PARTIES' COMPLAINTS AND THE STATUS QUO ORDER AS FILED WITH AND ENTERED BY THE COURT OF CHANCERY OF THE STATE OF DELAWARE, RESPECTIVELY, COPIES OF WHICH ARE ATTACHED HERETO AS EXHIBITS 99.2, 99.3, 99.4 AND 99.6 RESPECTIVELY. ALL READERS OF THIS CURRENT REPORT ARE ENCOURAGED TO READ THE ENTIRE TEXT OF THE TRAMONTANA PARTIES' COMPLAINT, THE MAY PARTIES' COMPLAINT, THE BDG COMPLAINT AND THE STATUS QUO ORDER THAT ARE ATTACHED HERETO.

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

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  N/A.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  N/A.

         (c)      EXHIBITS.

         99.1 Common Stock Purchase Agreement, by and between Bigmar, Inc., a Delaware corporation, and Fusion Capital Fund II, LLC, an Illinois limited liability company, dated as of November 13, 2001.

         99.2 Complaint in Cynthia R. May and Bigmar, Inc., a Delaware corporation, Plaintiffs, v. John G. Tramontana, Massimo Pedrani, Philippe J.H. Rohrer, Bernard Kramer, Declan Service, Frank DeLape and Chris Efird, Defendants, Civil Action No. 19289;

         99.3 Amended Complaint in John Tramontana, Philippe J.H. Rohrer, Bernard Kramer, Massimo Pedrani and Declan Service, Plaintiffs, v. Cynthia R. May and Bigmar, Inc., Defendants, Civil Action No. 19293;

         99.4 Complaint in Banca del Gottardo, Plaintiff, v. Cynthia R. May and Bigmar, Inc., a Delaware corporation, Defendants, Civil Action No. 19294.

         99.5 Form of the Subscription Agreement by and between Bigmar, Inc., a Delaware corporation, and Banca del Gottardo, a bank organized under the laws of Switzerland.

         99.6 Status Quo Order - In Re Bigmar, Inc., Consolidated Civil Action No. 19289.

                          [THE SIGNATURE PAGE FOLLOWS.]

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BIGMAR, INC.

Date: December 28, 2001                By: /s/ Philippe J.H. Rohrer,
                                           -------------------------------------
                                           Philippe J.H. Rohrer,
                                           Chief Financial Officer and Treasurer




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